Exhibit 10.20

                           GLENAYRE TECHNOLOGIES, INC.
                            LONG-TERM INCENTIVE PLAN


        THIS INSTRUMENT OF AMENDMENT (this "Instrument") is executed as of the 18th day of December, 1998 by GLENAYRE TECHNOLOGIES, INC., a Delaware corporation (the "Company").

                              Statement of Purpose

        The Company sponsors the Glenayre Technologies, Inc. Long-Term Incentive Plan (the "Plan"). The Company desires to amend the Plan as set forth herein. In accordance with Section 1.13 of the Plan, the amendment set forth herein has been approved by the Board of Directors of the Company.

        NOW, THEREFORE, the Company hereby amends the Plan effective as of the date hereof as follows:

         1. Section 1.13 of the Plan is hereby amended to add the following provision:

           "In no event shall any issued and outstanding Stock Option be repriced to a lower option price at any time during the term of such Stock Option, without the prior affirmative vote of a majority of shares of stock of the Company present at a stockholders meeting in person or by proxy and entitled to vote thereon. Any amendment or repeal of this provision shall require the affirmative vote of a majority of shares of stock of the Company present at a stockholders meeting in person or by proxy and entitled to vote thereon."

        2. Except as expressly or by necessary implication amended hereby, the Plan shall continue in full force and effect.

        IN WITNESS WHEREOF, the Company has caused this Instrument to be executed by its duly authorized officer as of the day and year first above written.

                                     GLENAYRE TECHNOLOGIES, INC.



                                     By:  /s/ Ramon D. Ardizzone
                                          ---------------------------------
                                          Ramon D. Ardizzone
                                          Chairman of the Board, President
                                          and Chief Executive Officer